ACQUISTION OF EG ACQUISITION LLC (Tables) - EG Acquisition LLC [Member]	12 Months Ended
Dec. 31, 2025
Disclosure of detailed information about business combination [Line Items]
Disclosure of total purchase price [Table Text Block]
$
Cash paid on closing of the transaction	6,489
Fair value of Contingent Consideration (Note 6(b) below)	1,000
External legal and advisory fees and due diligence costs	356
7,845

Disclosure of fair value of assets acquired and liabilities assumed [Table Text Block]
Relative fair value of net assets acquired and (liabilities) assumed	As at March 27, 2025 $
Cash	346
Prepaid expenses and deposits	401
Inventory	13,139
Reclamation bonds (Note 6 (a) below)	3,259
Building and equipment	603
Mining interest	5,424
23,172
Less:
Accounts payable and accrued liabilities	(1,067)
Reclamation and rehabilitation obligation	(14,260)
7,845